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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - January 4, 2001
                        (Date of Earliest Event Reported)


                            JACKPOT ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-9728


            NEVADA                                         88-0169922
------------------------------            --------------------------------------
(State of Incorporation)                  (I.R.S. Employer Identification No.)

8750 N. Central Expressway, #600
DALLAS, TEXAS                                                        75231
-----------------------------------------------               ------------------
(Address of principal                                             (Zip Code)
  executive offices)


Registrant's telephone number, including area code:  (214) 696-8830

                                   N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         J NET ENTERPRISES, INC. COMMON STOCK BUYBACK

         On January 4, 2001, J Net Enterprises, Inc.'s Board of Directors authorized a common stock buyback of up to 1,000,000 shares of the Company's common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         1.       Press Release dated January 4, 2001.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JACKPOT ENTERPRISES, INC.



                       By /s/ Mark Hobbs
                         ---------------------
                         Name:  Mark Hobbs
                         Title: President


Dated: January 18, 2001



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                                  EXHIBIT INDEX
EXHIBIT NO.       DESCRIPTION                                          PAGE
-----------       -----------                                          ----
   1.             Press Release dated January 4, 2001